Exhibit 99.2

DRAFT Privileged & Confidential Attorney Work Product Subject to FRE 408 Project Bluewater BUSINESS PLAN AND LIQUIDITY ANALYSIS May 19, 2016

DRAFT Privileged & Confidential Attorney Work Product Subject to FRE 408 I. 2016 Forecast 2

DRAFT Privileged & Confidential Attorney Work Product Subject to FRE 408 2016 Forecast 3 (1) EBITDA and CapEx are on a cash basis and incorporate working capital . (2) Assumes EPL cash remains restricted and pays down RBL at emergence. (3) Excludes restricted cash. Includes Bermuda cash. Company estimates intra - month cash swings of approximately $30mm. (4) Represents $5.00/ bbl decline in crude, $1.50/ bbl decline in NGL, and $0.50/MCF decline in natural gas . Jan 2016 Feb 2016 Mar 2016 Apr 2016May 2016 Jun 2016 Jul 2016 Aug 2016 Sep 2016 Oct 2016 Nov 2016 Dec 2016Total EBITDA (1) $17 $20 ($5) $3 $15 $9 $14 $15 $12 $100 CapEx (1) (0) (1) (4) (2) (23) (8) (18) (10) (3) (69) Other (4) (7) – – – – – – – (11) Operating Cash Flow 13 12 (9) 1 (9) 1 (4) 6 9 20 Other Cash Flows Posted Collateral (8) – – – – – – – – (8) Release of Collateral in Escrow – – – 8 – – – – – 8 Cash Interest (0) (0) (3) (0) (0) (3) (0) (0) (3) (10) Monetized Hedges – – – – – – – – – – Professional Fees (7) (2) (11) (9) (5) (5) (6) (5) (5) (56) Cash Flow Before Financing (2) 10 (23) (0) (14) (6) (10) (0) 1 (45) Financing Cash Flows Change in Restricted Cash (2) – – – – – – – – – – Net Cash Flow (2) 10 (23) (0) (14) (6) (10) (0) 1 (45) Ending Cash & Cash Equivalents (3) $181 $179 $189 $166 $166 $152 $145 $135 $135 $136 Intra-Month Liquidity Swing $30 $30 $30 $30 $30 $30 $30 $30 $30 $30 Minimum Intra-Month Liquidity Low Point 151 149 159 136 136 122 115 105 105 106 Minus $5 Sensitivity Analysis (4) : Potential EBITDA Contingency due to Pricing (6) (6) (6) (6) (6) (6) (6) (6) Cumulative EBITDA Contingency due to Pricing (6) (12) (18) (24) (30) (36) (42) (48) Ending Cash Balance Adjusted for EBITDA Contingency $183 $154 $148 $128 $115 $99 $93 $89

DRAFT Privileged & Confidential Attorney Work Product Subject to FRE 408 II. 5/3 Drilling Case 4

DRAFT Privileged & Confidential Attorney Work Product Subject to FRE 408 Drilling Scenarios Comparison 4/13 Scenario > Historical timing on books > 1 rig running in WD73 continuously > Optimized rig schedule for mob/ demob > Historically drill a mixed program of PUDs/PROBs ‒ Drill offset wells to accelerate reserves before being booked ‒ Move wells up in inventory based on actual results 5/3 Scenario > More capital efficient (31 vs 35 wells) > WD73/30/GIGS system wells still account for more than 70% of wells drilled > WD73 spread out for facilities/water injector timing > WD30 best candidate for bringing forward drilling inventory based on successful results on west side of salt dome > SP49 projects moved forward as a result of improved economics 5

DRAFT Privileged & Confidential Attorney Work Product Subject to FRE 408 Capex Assumptions – 5/3 Drilling Case ($mm except unit amounts) Average WTI LOE (2) G&A Volume (MBOE/d) (1) Oil and NGL. (2) Excludes G&T and production taxes . > 4/28 strip > Drilling starts January 2017; drilling program prioritizes high P/I wells to maximize near - term production per dollar invested > Includes PDP plus the incremental probable associated with the PDP stream > Adjusted timing of capex in calendar 2017 to reflect anticipated timing of payments 6 50; 74% liquids (1) 50; 75% liquids (1) $48.96 $49.89 $50.90 $26 $55 $55 $86 $206 $226 $169 $298 $292 2H FYE 2017 FY 2018 FY 2019 44; 71% liquids (1) > AR: Oil, gas, and NGL revenues received with one month lag > AP: DPO assumption of 30 days > Prepaid Expenses: $36mm of total annual insurance payments projected on a monthly basis per management estimates Working Capital

DRAFT
Privileged & Confidential
Attorney Work Product
Subject to FRE 408

# Long-Term Forecast – 5/3 Drilling Case

| Free Cash Flow | 2H FYE 6/30/17 | FYE 6/30/18 | FYE 6/30/19 | Total |
|---|---|---|---|---|
| EBITDA | $87 | $322 | $348 | $757 |
| CapEx | (86) | (206) | (226) | (519) |
| Working Capital | 1 | (10) | 1 | (8) |
| **Operating Cash Flow** | 2 | 106 | 122 | 231 |
| **Other Cash Flow** | | | | |
| Cash Interest | (7) | (14) | (14) | (35) |
| Debt Issuance / (Payment) | – | – | – | – |
| **Net Cash Flow** | ($5) | $92 | $108 | $195 |
| Beginning Cash | 120 | 115 | 207 | |
| **Ending Cash & Cash Equivalents** | $115 | $207 | $315 | |
| Intra-Year Cash Trough at Month End | 115 | 106 | 202 | |
| Oil Revenue | $260 | $631 | $654 | $1,545 |
| NGL Revenue | 6 | 13 | 13 | 32 |
| Gas Revenue | 42 | 87 | 83 | 212 |
| Hedge Revenue | – | – | – | – |
| **Total Revenue** | $309 | $731 | $750 | $1,790 |
| LOE | ($169) | ($298) | ($292) | ($759) |
| G&T | (26) | (53) | (53) | (133) |
| Production Tax | (1) | (2) | (2) | (4) |
| G&A | (26) | (55) | (55) | (136) |
| **Cash Expenses** | ($221) | ($408) | ($403) | ($1,032) |

| Transaction Cash Bridge | |
|---|---|
| Pre-Transaction | $136 |
| Professional Fees | (16) |
| Release of EPL Restricted Cash | 30 |
| RBL Paydown | (30) |
| Utility Deposits | 0 |
| **Post-Transaction(2)** | $120 |

(1) Represents $5.00/bbl decline in crude, $1.50/bbl decline in NGL, and $0.50/MCF decline in natural gas. Carries forward sensitivity from 2016.
(2) The Company estimates that cash may be approximately $40 million to $80 million lower due to payments to lien claimants, potential additional cash collateral postings, potential additional transaction expenses, and other contingencies.

PJT Partners 7

DRAFT Privileged & Confidential Attorney Work Product Subject to FRE 408 III. Additional Metrics 8

DRAFT Privileged & Confidential Attorney Work Product Subject to FRE 408 Covenant Forecasts (Drilling Case) Leverage covenant Current ratio covenant Note: Assumes December Effective Date for covenant testing purposes. (1) Excludes monetized hedges . (2) Assumes paydown of EPL cash and no amortization . (3) 3/31/16 balance excluding accrued interest. 9 12/2016 3/2017 6/2017 9/2017 12/2017 3/2018 6/2018 9/2018 12/2018 3/2019 6/2019 9/2019 12/2019 Quarterly Revenue $153 $154 $155 $168 $179 $196 $188 $185 $189 $192 $184 $185 $189 LTM Revenue (1) 575 598 612 630 656 697 731 747 758 754 750 751 751 LTM EBITDA (1) 98 144 172 197 229 277 322 340 352 350 348 349 349 Drawn (2) 71 71 71 71 71 71 71 71 71 71 71 71 71 LCs 228 228 228 228 228 228 228 228 228 228 228 228 228 Debt Inc. LCs 299 299 299 299 299 299 299 299 299 299 299 299 299 Debt / LTM EBITDA 3.06x 2.07x 1.74x 1.52x 1.30x 1.08x 0.93x 0.88x 0.85x 0.85x 0.86x 0.86x 0.86x 12/2016 3/2017 6/2017 9/2017 12/2017 3/2018 6/2018 9/2018 12/2018 3/2019 6/2019 9/2019 12/2019 Cash $120 $133 $115 $106 $119 $154 $207 $216 $250 $275 $315 $285 $316 A/R 52 52 54 58 59 64 63 63 63 62 61 64 64 Prepaid Expenses 26 25 32 23 21 21 24 23 21 21 24 47 38 Current Assets 197 211 202 187 199 240 294 303 334 358 401 396 418 A/P 38 38 48 35 34 34 39 35 33 33 38 34 33 Accrued Liabilities (3) 24 24 24 24 24 24 24 24 24 24 24 24 24 Current Liabilities 62 62 72 59 58 57 63 58 57 57 62 58 57 Current Ratio 3.2x 3.4x 2.8x 3.2x 3.5x 4.2x 4.7x 5.2x 5.9x 6.3x 6.4x 6.8x 7.4x

DRAFT
Privileged & Confidential
Attorney Work Product
Subject to FRE 408

# Asset Coverage Analysis

**The analysis below illustrates future reserves on a PV-9 basis, and compares those values to projected debt, using 5/3 Drilling Case reserve assumptions.**

- 1P reserve value adjusted to incorporate 80% of restricted cash backstopping plugging and abandonment (P&A) liabilities and 50% of total value of letters of credit
- Incorporates proposed limit that PUDs make up no more than 30% of Adjusted PV-9 Value

*($ millions)*

| Period | | Total Volume MMBOE | Unadj. Value | % Unadj. | Credit | Adj. Value | % Adj. Value | Debt Coverage |
|---|---|---|---|---|---|---|---|---|
| 6/30/17 | PDP | 76 | $292 | 19.9% | 100.0% | $292 | 28.8% | |
| | PDN | 21 | 264 | 18.0% | 100.0% | 264 | 26.1% | |
| | PUD | 44 | 636 | 43.3% | 47.8% | 304 | 30.0% | |
| | Restricted Cash Adjustment | NA | 49 | 3.4% | 80.0% | 39 | 3.9% | |
| | LC Adjustment | NA | 228 | 15.5% | 50.0% | 114 | 11.2% | |
| | **Total Value** | **141** | **$1,470** | **100.0%** | | **$1,014** | **100.0%** | **3.39x** |
| 12/31/17 | PDP | 78 | $362 | 25.7% | 100.0% | $362 | 33.6% | |
| | PDN | 19 | 238 | 16.9% | 100.0% | 238 | 22.1% | |
| | PUD | 36 | 532 | 37.7% | 60.7% | 323 | 30.0% | |
| | Restricted Cash Adjustment | NA | 49 | 3.5% | 80.0% | 39 | 3.7% | |
| | LC Adjustment | NA | 228 | 16.2% | 50.0% | 114 | 10.6% | |
| | **Total Value** | **133** | **$1,409** | **100.0%** | | **$1,076** | **100.0%** | **3.60x** |
| 6/30/18 | PDP | 74 | $290 | 22.1% | 100.0% | $290 | 30.1% | |
| | PDN | 17 | 232 | 17.6% | 100.0% | 232 | 24.0% | |
| | PUD | 34 | 516 | 39.2% | 56.1% | 289 | 30.0% | |
| | Restricted Cash Adjustment | NA | 49 | 3.8% | 80.0% | 39 | 4.1% | |
| | LC Adjustment | NA | 228 | 17.3% | 50.0% | 114 | 11.8% | |
| | **Total Value** | **126** | **$1,314** | **100.0%** | | **$964** | **100.0%** | **3.23x** |

| Memo Items | |
|---|---|
| Letters of Credit | $228 |
| Gross Debt at Emergence | 299 |

Note: Assumes September Effective Date. 5/5/2016 reserve run using 4/28/2016 strip pricing. Assumes reserves currently classified as PDN and PUD are reclassified to PDP as the associated wells are spud at future dates. Ignores the re-categorization of Probable and Possible reserves as they are drilled. If reserves were run at 4/28/2016 strip minus 20%, Debt Coverage would instead be 1.16x, 1.36x, and 1.14x, and Unadjusted Value of PUDs would instead represent 82%, 72%, and 80% of unadjusted 1P PV-9, for the three periods shown, in chronological order.

PJT Partners 10